UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 25, 2005

Knoll, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12907	13-3873847

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1235 Water Street, East Greenville, Pennsylvania	18041

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 679-7991

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2005, Knoll, Inc. (the "Company") issued a press release reporting its financial results for the three-month period ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report and the attached press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

The Company is making reference to non-GAAP financial measures in the press release. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 -- Press Release, dated October 25, 2005, concerning financial results.

This Exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOLL, INC.

Dated: October 25, 2005	By: /s/ Barry L. McCabe
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated October 25, 2005, concerning financial results.